January 1, 2015

DREYFUS PREMIER INVESTMENT FUNDS, INC.

-Dreyfus Global Infrastructure Fund

Supplement to the Statement of Additional Information dated March 1, 2014,

as revised or amended, April 1, 2014, May 1, 2014, July 1, 2014, November 26, 2014

and January 1, 2015

Shares of Dreyfus Global Infrastructure Fund are not currently being offered.

GRP2-SAISTK-0115